Exhibit 10.2

POST-CLOSING UNDERTAKING

TO:	SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP, AS ADMINISTRATIVE AGENT (THE “AGENT”)

AND TO:	EVANACHAN LIMITED, AS LENDER (“EVANACHAN”)

AND TO:	SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP, AS LENDER (“SPROTT” AND TOGETHER WITH EVANACHAN, THE “LENDERS”, AND EACH, A “LENDER”)

AND TO:	DENTONS CANADA LLP

RE:	AMENDED AND RESTATED CREDIT AGREEMENT DATED JUNE 25, 2020 AMONG MCEWEN MINING INC., AS BORROWER, THE AGENT, AS ADMINISTRATIVE AGENT AND THE LENDERS, AS LENDERS (THE “CREDIT AGREEMENT”)

WHEREAS pursuant to a credit agreement dated August 10, 2018, as amended October  28, 2018 (the “Original Credit Agreement”), among McEwen Mining Inc., as borrower (the “Borrower”), Evanachan, Mark Shoom and Stephen Rider, as lenders and Royal Capital Management Corp., as agent (the “Original Agent”), the lenders thereunder agreed to establish a credit facility in favour of the Borrower;

AND WHEREAS pursuant to an agent assignment and assumption agreement dated June 25, 2020 (the “Agent Assignment and Assumption Agreement”), the Original Agent was replaced as agent under the Original Credit Agreement by the Agent;

AND WHEREAS pursuant to a lender assignment and assumption agreement dated June 25, 2020, Mark Shoom and Stephen Rider were replaced as lenders under the Original Credit Agreement by Sprott Private Resource Lending II (Collector), LP;

AND WHEREAS the Agent, the Lenders and the Borrower have amended and restated the Original Credit Agreement pursuant to the Credit Agreement;

AND WHEREAS pursuant to the Agent Assignment and Assumption Agreement, and as confirmed pursuant to the Credit Agreement, all Loan Documents (including for certainty, the Security Documents) were assigned by the Original Agent to the Agent;

AND WHEREAS it is a condition under the Credit Agreement that the Borrower and the Guarantors satisfy certain undertakings within a prescribed time period and, in connection therewith, that the Borrower and the Guarantors deliver this undertaking to the Agent and the Lenders;

AND WHEREAS all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement unless otherwise defined herein;

NOW THEREFORE in consideration of the Agent and Lenders entering into the Credit Agreement and the Lenders continuing to make the Credit Facility available to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Guarantors hereby covenant and agree as follows:

1.	Undertaking and further assurances. The Borrower and the Guarantors, as applicable, shall, within the time frames specified in Schedule “A” attached hereto (i) sign and deliver (or cause to be signed and delivered) the documents referred to in Schedule “A” and any further documents required by the Agent in connection therewith and (ii) do (or cause to be done) all acts and provide all reasonable undertakings set out in Schedule “A”.

2.	Event of Default. Each of the Borrower and the Guarantors acknowledges that, except to the extent set out otherwise herein, failure by it to satisfy any of the undertakings within each prescribed time period set out in Schedule “A” will constitute an Event of Default as that term is defined under the Credit Agreement.

3.	Additional obligations. The obligations of the Borrower and the Guarantors under this undertaking are in addition to and not a substitution for any other obligation of the Borrower and the Guarantors pursuant to the Loan Documents.

4.	Material inducement. The provisions of this undertaking constitute a material inducement to the Agent and the Lenders, without which the Lenders would not maintain the Credit Facility and the Agent and Lenders would not have entered into the Credit Agreement.

5.	Binding effect. This undertaking enures to the benefit of the Agent and Lenders and binds the Borrower, the Guarantors and their respective successors and assigns.

6.	Governing law. The laws of the Province of Ontario and the laws of Canada applicable in that province, excluding any rule or principle of conflicts of law that may provide otherwise, govern this undertaking.

7.	Counterparts. This undertaking may be signed in any number of counterparts, each of which is an original, and all of which taken together constitute one single document. Counterparts may be transmitted by fax or in electronically scanned form. Parties transmitting by fax or electronically shall also deliver the original counterpart to each other party, but failure to do so does not invalidate this undertaking.

[signature page to follow]

This Post-Closing Undertaking has been executed by the undersigned as of this 25th day of June, 2020.

BORROWER:

MCEWEN MINING INC.

Per:	/s/ Robert McEwen
Name:	Robert McEwen
Title:	Chairman and Chief Executive Officer

GUARANTORS:

10393444 CANADA INC.

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Vice President and Secretary

LEXAM VG GOLD INC.

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Chief Financial Officer

912413 ONTARIO INC.

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	President and Secretary

VG HOLDINGS INC.

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Chief Financial Officer and Secretary

LEXAM EXPLORATIONS (USA), INC.

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	President and Treasurer

Signature page to Post-Closing Undertaking

TONKIN SPRINGS GOLD MINING COMPANY

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Chief Financial Officer, Secretary, and Treasure

U.S. ENVIRONMENTAL CORPORATION

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Vice President, Secretary, and Treasurer

TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP, by its general partner, TONKIN SPRINGS GOLD MINING COMPANY

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Chief Financial Officer, Secretary and Treasurer of general partner

TONKIN SPRINGS LLC, by its Manager, TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Chief Financial Officer, Secretary and Treasurer of Manager

MCEWEN MINING NEVADA INC.

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Secretary and Treasurer

GOLDEN PICK LLC, by its Manager, ANDREW IABONI

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Manager

Signature page to Post-Closing Undertaking

WKGUS LLC, by its Manager, ANDREW IABONI

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Manager

NEVADA PACIFIC GOLD (US), INC.

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Secretary and Treasurer

NPGUS LLC, by its Manager, ANDREW IABONI

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Manager

TICUP LLC, by its Manager, ANDREW IABONI

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Manager

PANGEA RESOURCES, INC.

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Chief Financial Officer, Secretary and Treasurer

GOLD BAR ENTERPRISES LLC, by its Manager, ANDREW IABONI

Per:	/s/ Andrew Iaboni
Name:	Andrew Iaboni
Title:	Manager

Signature page to Post-Closing Undertaking

SCHEDULE "A"

Undertaking		Time Period
1.	Compania Minera Pangea S.A. de C.V.’s Shareholders’ Resolutions’ approving the Amendment Agreement to the Stock Pledge Agreement and acts thereto.	On or before July 6, 2020
2.	Amendment Agreement to the Stock Pledge Agreement duly executed before a Mexican Public Notary.	On or before July 10, 2020
3.	Exhibits of the Amendment Agreement to the Stock Pledge Agreement – (i) the Original Credit Agreement duly translated into Spanish by expert translator authorized by Mexican Courts (completed); (ii) the Credit Agreement duly translated into Spanish by expert translator authorized by Mexican Courts; (iii) Certification of the Secretary of the Board of Directors of Compania Minera Pangea S.A. de C.V.of the last entry of the Registry of Shares Corporate Book where the actual shareholders are registered with their actual shareholding; (iv) Certification of the Secretary of the Board of Directors of Compania Minera Pangea S.A. de C.V.of the entry of the Registry of Shares Corporate Book where the Agent, for the benefit of the Lenders, appears as registered pledgee.	At the same time of execution of item 2. above.
4.	Entry of the Shares Registry Corporate Book of Compania Minera Pangea S.A. de C.V. updating Agent for the benefit of the Lenders, as pledgee.	At the same time of execution of item 2. above.
5.	Delivery of the Shares Certificates Compania Minera Pangea S.A. de C.V. including its endorsement in pledge in favor of the Agent, for the benefit of the Lenders.	At the same time of execution of item 2. above.
6.	Registration before the Registry of Guarantees on Movable Assets (Registro Unico de Garantías Mobiliarias) of the Amendment Agreement to the Stock Pledge Agreement with respect to the pledge by Pangea Resources, Inc of the Shares of Compania Minera Pangea S.A. de C.V.	1 day following receipt of items 2 and 3 above
7.	Power of Attorney granted by Pangea Resources, Inc., as pledgor, duly formalized before a Mexican Public Notary, irrevocably appointing the Agent, for the benefit of the Lenders, as its attorney-in-fact to exercise any rights of the pledgor, in connection with the Pledged Assets.	3 days following receiving items 2. and 3. above
8.	Cancellation of existing Power of Attorney (Public Instrument number 68,908 dated August 9, 2018).	At the same time of item 7. above.
9.	Such authorizations and other documents, as applicable, to register the demand debenture (the "Debenture") dated as of August 10, 2018 executed by 10393444 Canada Inc., Lexam VG Gold Inc., and VG Holdings Inc. as against any additional patented properties acquired after the initial registration of the Debenture or that otherwise comprise of any such signatory’s presently-owned Property and any mining rights or interests therein.	On or before July 31, 2020
10.	Such authorizations and other documents, as applicable, to complete the transfer of the Debenture against the leasehold mining claims of any Loan Party thereto.	On or before July 31, 2020
11.	Such authorization and other documents, as applicable, to complete the registration of the assignment agreement against the unpatented mining claims owned by any Loan Party on which the Debenture is currently registered.	On or before July 31, 2020
12.	Such authorizations and other documents, as applicable, to complete the registration of the Debenture against any additional unpatented properties acquired after the initial registration of the Debenture or otherwise comprise the Properties and any mining rights or interests therein.	On or before July 31, 2020
13.	Second Amended and Restated Securities Account Control Agreement re: Lexam VG Gold Inc., it shall not be an Event of Default if such party refuses to deliver such document despite the best efforts of the Borrower.	On or before July 6, 2020

14.	Second Amended and Restated Securities Account Control Agreement re: the Borrower, it shall not be an Event of Default if such party refuses to deliver such document despite the best efforts of the Borrower.	On or before July 6, 2020
15.	Amended and Restated Blocked Accounts Agreement re: the Borrower, it shall not be an Event of Default if such party refuses to deliver such document despite the best efforts of the Borrower.	On or before July 6, 2020
16.	Confirmation of recording in the respective relevant counties of the Assignments of Deeds of Trust with respect to the Nevada properties.	On or before July 6, 2020
17.	Confirmation of recording in the respective relevant counties of the Assignment of Notice of Pledge with respect to the Borrower.	On or before July 24, 2020
18.	Confirmation of recording in the respective relevant counties of the Assignment of Notice of Pledge with respect to Tonkin Springs LLC.	On or before July 24, 2020
19.	Opinion of Erwin Thompson Faillers with respect to proper recording, enforceability and effectiveness of the assignments of the Deeds of Trust and assignment of the Notice of Pledges encumbering the Nevada properties.	Within 7 days following receipt of items 18, 19, 20
20.	Delivery of confirmation of insurance with Agent as additional insured added as re: umbrella policy.	On or before July 3, 2020
21.	Delivery of confirmation of insurance adding Agent as Loss payee re: Argentina insurance	On or before July 3, 2020
22.	Opinion of Polsinelli with respect to corporate opinions of certain guarantors.	On or before June 26, 2020
23.	Certified extract of minutes of a meeting of the board of directors for the Borrower.	On or before June 26, 2020